Exhibit 10.61
TRADEMARK SECURITY AGREEMENT
     Trademark Security Agreement, dated as of November 30, 2007, by Smith & Wesson Corp., a Delaware corporation, Smith & Wesson Holding Corporation, a Nevada corporation, Thompson/Center Arms Company, Inc., a New Hampshire corporation, and Bear Lake Holdings, Inc., a Delaware corporation (collectively, the “Pledgors”), in favor of Toronto Dominion (Texas) LLC, in its capacity as Administrative Agent pursuant to the Credit Agreement (in such capacity, the “Administrative Agent”).
WITNESSETH:
     WHEREAS, the Pledgors are party to a Pledge and Security Agreement, dated as of November 30, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Administrative Agent pursuant to which the Pledgors are required to execute and deliver this Trademark Security Agreement;
     NOW, THEREFORE, in consideration of the premises and to induce the Administrative Agent, for the benefit of the Secured Parties, to enter into the Credit Agreement, the Pledgors hereby agree with the Administrative Agent as follows:
     SECTION 1. Defined Terms. Unless otherwise defined herein, terms defined in the Security Agreement and used herein have the meaning given to them in the Security Agreement.
     SECTION 2. Confirmation of Grant of Security Interest in Trademark Collateral. The Pledgors hereby confirm the grant to the Administrative Agent for the benefit of the Secured Parties in the Security Agreement of a lien on and security interest in and to all of their right, title and interest in, to and under all the following Pledged Collateral of the Pledgors:
     (a) Trademarks of the Pledgors, including but not limited to the Trademarks listed on Schedule A attached hereto , in each case whether now owned or existing or hereafter acquired or arising and wherever located;
     (b) all Goodwill associated with such Trademarks; and
     (c) all Proceeds of any and all of the foregoing (other than Excluded Property).
     SECTION 3. Security Agreement. The Pledgors hereby acknowledge and affirm that the rights and remedies of the Administrative Agent with respect to the security interest in the Trademarks confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein. In the event that any provision of this Trademark Security Agreement is deemed to conflict with the Security Agreement, the provisions of the Security Agreement shall control unless the Administrative Agent shall otherwise determine.
     SECTION 4. Termination. Upon the payment in full of the Obligations (other than contingent indemnification obligations) and automatic termination of the Security Agreement, the Administrative Agent shall execute, acknowledge, and deliver to the Pledgors an instrument in writing in recordable form evidencing the release of the collateral pledge, grant, assignment, lien and security interest in the Trademarks under the Security Agreement and this Trademark Security Agreement.
     SECTION 5. Counterparts. This Trademark Security Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Trademark Security Agreement by signing and delivering one or more counterparts.
[Signature Page Follows]

[Signature Page to Smith & Wesson Corp. Trademark Security Agreement]
     IN WITNESS WHEREOF, the Pledgors have caused this Trademark Security Agreement to be executed and delivered by its duly authorized offer as of the date first set forth above.

Very truly yours, SMITH & WESSON CORP.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

SMITH & WESSON HOLDING CORPORATION
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

THOMPSON/CENTER ARMS COMPANY, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

BEAR LAKE HOLDINGS, INC.
By:	/s/ John A. Kelly
	Name:	John A. Kelly
	Title:	Vice President

Accepted and Agreed:
TORONTO DOMINION (TEXAS) LLC,
as Administrative Agent

By:	/s/ Ian Murray
	Name:	Ian Murray
	Title:	Authorized Signatory

SCHEDULE A
TRADEMARKS
OWNER: SMITH & WESSON CORP.

FILING DATE
TRADEMARK	REGISTRATION NO.
”.357" MAGNUM	4/23/35 323,654
AIRLITE	5/26/98 2,160,999
AIRLITE SC (and Design)	8/7/01 2,475,687
AIRLITE TI (Stylized)	10/29/02 2,641,461
AIRWEIGHT	2/16/54 585,831
BODYGUARD	8/9/94 1,849,219
CARRY COMP	7/14/98 2,172,420
CHIEF’S SPECIAL	2/24/76 1,034,286
CLUB 1852	1/24/06 3,049,932
COMBAT MAGNUM	12/16/80 1,143,296
GUN HAMMER & TRIGGER COLORING (and Design)	1/12/26 0,207,951
HERITAGE SERIES	5/6/03 2,714,414
LADY SMITH (Stylized)	1/23/90 1,578,910
MAGNUM	5/6/03 2,713,007
MAGNUM	6/4/35 324,894
MOUNTAIN GUN	8/16/94 1,850,300
MOUNTAIN LITE	9/18/01 2,490,870
S&W PERFORMANCE CENTER (and Design)	3/3/92 1,677,907

FILING DATE
TRADEMARK	REGISTRATION NO.
RAIN SHIELD	7/6/04 2,860,968
S&W (Letters)	10/14/13 93767
S&W MONOGRAM (NEW LOGO) (and Design)	11/21/06 3174786
S&W MONOGRAM (NEW LOGO) (and Design)	10/20/92 1,724,977
S&W MONOGRAM (NEW LOGO) (and Design)	3/9/93 1,757,500
S&W MONOGRAM (NEW LOGO) (and Design)	9/20/77 1,073,794
SHORTY	6/30/98 2,169,090
SMITH & WESSON	11/7/06 3169365
SMITH & WESSON	11/8/88 1,511,511
SMITH & WESSON	7/19/77 1,069,977
SMITH & WESSON	8/4/92 1,704,640
SMITH & WESSON (Stylized)	2/3/14 95164
SMITH & WESSON ACADEMY (and Design)	8/7/01 2,475,890
SMITH & WESSON PERFORMANCE CENTER	10/8/91 1,660,123
SW (and Design)	6/20/00 2,359,691
S&W MONOGRAM (OLD LOGO) (and Design)	10/14/13 93766
SW (and Design)	9/20/77 1,073,794
SW SMITH & WESSON COLLECTORS ASSOCIATION (and Design)	2/27/96 1,958,275
TEXAS HOLD’EM	4/25/06 3,085,199
THE SIGMA SERIES	8/1/95 1,909,269
M&P MILITARY POLICE (Stylized)	11/13/2007 3,336,344

FILING DATE
TRADEMARK	REGISTRATION NO.
PROTECTED BY SMITH & WESSON	Serial No. 78/919,216 (Pending)
M&P SMITH & WESSON MILITARY & POLICE (Stylized)	Serial No. 78/677,811 (Pending)
MILITARY POLICE (Stylized and/or Design)	Serial No. 78/619,034 (Pending)
S&W MONOGRAM (NEW LOGO) (and Design)	Serial No. 78/727,817 (Pending)
SMITH & WESSON	Serial No. 78/727,792 (Pending)
SMITH & WESSON	Serial No. 78/618,451 (Pending)
1000 SERIES	11/03/06 Serial No. 77/036,739 (Pending)
ALLIED FORCES	11/30/06 Serial No. 77/054,464 (Pending)
ELITE GOLD	09/29/06 Serial No. 77/011,008 (Pending)
ELITE SERIES	11/07/06 Serial No. 77/038,337 (Pending)
ELITE SILVER	09/29/06 Serial No. 77/011,027 (Pending)
I-BOLT	09/29/06 Serial No. 77/010,641 (Pending)
S&W 500	08/15/07 Serial No. 77/256,256 (Pending)
SMITH & WESSON HEIRLOOM WARRANTY	10/27/06 Serial No. 77/031,477 (Pending)

OWNER: SMITH & WESSON HOLDING CORPORATION

FILING DATE
TRADEMARK	REGISTRATION NO.
VERSAVAULT	12/16/03 2,795,541
SAF-T-HAMMER (and Design)	03/04/03 2692585
SAF-T-TRIGGER	11/05/02 2647540

OWNER: THOMPSON CENTER ARMS COMPANY, INC.

FILING DATE
TRADEMARK	REGISTRATION NO.
FLINT RIVER	02/20/07 3210441
MAG EXPRESS	06/12/07 3251026
MAXIMA	12/19/06 3186830
NUMBER 13	08/22/06 3132600
R55	12/19/06 3186829
T/C	02/20/07 3210440
TC (and Design)	02/13/07 3207677
U-VIEW	02/13/07 3208075
XR	01/09/07 3196396
AMERICA’S MASTER GUNMAKER	08/15/06 3131465
BENCHMARK	03/27/07 3221572
CONTENDER	06/12/07 3251768
POWER ROD	11/20/07 3338956
FLEXTECH	10/16/07 3314141
GORILLA GRIP	10/30/07 3327213
SPEED BREECH	10/16/07 3314142
SWING HAMMER	10/16/07 3314296
T17	10/16/07 3314423
TRIUMPH	10/16/07 3314640
FLINT RIVER	08/24/05 Serial No. 78/699,927 (Pending)

FILING DATE
TRADEMARK	REGISTRATION NO.
GAME TRAILS	08/25/05 Serial No. 78/700,223 (Pending)
ICON	05/16/06 Serial No. 78/885,028 (Pending)
OMEGA	08/24/05 Serial No. 78/699,386 (Pending)
OMEGA	08/24/05 Serial No. 78/699,907 (Pending)
POWER CELL	08/24/05 Serial No. 78/699,929 (Pending)
SHOCK WAVE	02/01/06 Serial No. 78/804,535 (Pending)
T7	02/01/06 Serial No. 78/804,481 (Pending)
WARLORD	08/10/06 Serial No. 78/949,717 (Pending)
WEATHER SHIELD	10/02/06 Serial No. 77/011,622 (Pending)

OWNER: BEAR LAKE HOLDINGS, INC.

FILING DATE
TRADEMARK	REGISTRATION NO.
ENCORE	03/02/99 2227763
ENCORE (and Design)	04/06/99 2236581
MAXI-HUNTER	01/19/88 1473059
PRE-LUBER	10/25/88 1510055
QLA	06/15/99 2252792
QLA QUICK LOAD ACCURIZOR TC (and Design)	02/23/99 2225456
QUICK LOAD ACCURIZOR	07/06/99 2260092